SHAREHOLDER LOAN AGREEMENT

THIS AGREEMENT is dated the 31st day of January, 2008.

BETWEEN:

GEOPULSE EXPLORATION INC., a corporation incorporated under the laws of Nevada, having its Registered Office at 2772 – 1055 West Georgia Street, British Columbia, Canada V6E 3R5,  (hereinafter called the “Company”)

AND:

TIANYING ZHENG, of #8 – 88th Street, Xiaohe, Weiyuan, Sichuan, China and ZHIQUAN CAI of 9 Zhichuan Road, Haidian District, Beijing, China, (hereinafter collectively called the "Shareholders")

WHEREAS:

A.

Both Tianying Zheng and Zhiquan Cai are shareholders of the Company; and

B.

The Shareholders have agreed to loan the principal sum of USD$30,000 to the Company on the terms and conditions contained herein to provide operating capital to the Company.

NOW THEREFORE in consideration of the mutual covenants and agreements contained herein and other good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, the parties hereto covenant and agree as follows:

1.

The Company agrees to borrow from the Shareholders a total of USD$30,000 (of which a total of  $15,000 shall be provided by each of the Shareholders) upon the terms and conditions herein contained.

2.

The loan shall have a term of one year commencing on January 31, 2008, and shall bear interest at the rate of 10% per annum.

3.

The loan may be extended on the same terms and conditions as specified herein by mutual written   agreement between the Company and the Shareholders entered into at any time on or before January 31,   2009.

4.

The entire outstanding principal and interest balances, if not sooner paid, shall be due and payable in   full on January 31, 2009.

5.

The Company may prepay this loan in whole or in part at any time or from time to time without penalty or premium. All payments, as of the date of receipt, shall first be credited on a pro rata basis to the outstanding interest balance owed to each Shareholder, and the balance, if any, shall be credited on a pro rata basis to the outstanding principal balance owed to each Shareholder.

6.

The outstanding principal and interest balances of the loan shall be convertible at any time at the option of the Shareholders into shares of common stock of the Company based upon the market stock price of the Company’s shares as of the date of conversion.

IN WITNESS WHEREOF the parties hereto have signed this Agreement as of the day and year first above written.

The Common Seal of GEOPULSE

EXPLORTION INC.

was hereunto affixed in the presence of:

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/s/Jeff Zheng

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/s/Tim Sun

Signature of Witness

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Authorized Signatory

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Jeff Zheng

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Print Name of Witness

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Authorized Signatory

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Address

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Occupation

SIGNED, SEALED AND DELIVERED

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By the Shareholders in the presence of:

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/s/Tianying Zheng

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Tianying Zheng

/s/Jeff Zheng

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Signature of Witness

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Jeff Zheng

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Print Name of Witness

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2772-1055 W. George St.

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Vancouver, BC, V6E3R5

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Address

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Businessman

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Occupation

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SIGNED, SEALED AND DELIVERED

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By the Shareholders in the presence of:

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/s/Zhiquan Cai

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Zhiquan Cai

/s/Haipei Sun

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Signature of Witness

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Haipei Sun

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Print Name of Witness

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1108-8180 Granville Ave., RMD, BC

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Address

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Office Manager

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Occupation

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